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                                                                   EXHIBIT 10.35

                                  AMENDMENT TO
                            SALE-LEASEBACK AGREEMENT

     THIS AMENDMENT TO SALE-LEASEBACK AGREEMENT (this "Amendment") is made as of December 31, 2001, by and between CFK Realty Partners, LLC, an Illinois limited liability company ("Buyer"), whose address is 20 North Wacker Drive, Suite 2520, Chicago, Illinois 60606, and Mercury Air Group, Inc., a Delaware corporation (the "Seller"), whose address is 5456 McConnell Avenue, Los Angeles, California 90066.

     WHEREAS, Buyer and Seller entered into a certain Sale-Leaseback Agreement, dated December 15, 2001 (the "Agreement"); and

     WHEREAS, Buyer and Seller desire to amend the Agreement, pursuant to the terms hereof;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereof, the parties agree as follows:

     1. The second sentence of Section 3 of the Agreement is hereby amended to provide as follows:

          The Purchase Price shall be paid at Closing as follows: (i) up to $3,200,000 in cash, and (ii) the remainder in the form of a recourse, unsecured promissory note bearing interest at the rate of 5% per annum, with principal and interest payable one year from the date of Closing.

     2. All other terms, conditions and provisions of the Agreement shall remain unmodified and in full force and effect.

                            [SIGNATURE PAGE FOLLOWS]
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     IN WITNESS WHEREOF, Seller and Buyer have entered into this Agreement as of the date first above written.

                                        BUYER:

                                        CFK Realty Partners, LLC, an Illinois
                                        limited liability company

                                        By: _________________________________

                                        SELLER:

                                        Mercury Air Group, Inc., a Delaware
                                        corporation

                                        By: _________________________________
                                            Name:
                                            Title: